                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14 (a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                 [ ]  Confidential, For Use of
                                                      the only (as permitted by
                                                      Rule 14
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           BOK FINANCIAL CORPORATION
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-12.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                 March 25, 1999



To Each Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of BOK Financial Corporation which will be held this year in the Williams Theatre, Williams Resource Center, Bank of Oklahoma Tower, Tulsa, Oklahoma on Tuesday, April 27, 1999, at 11:00 a.m. local time. Accompanying this letter is the formal Notice of the meeting and proxy material.

         Also enclosed is our Annual Report to Shareholders, covering the fiscal year ended December 31, 1998.

         We look forward to seeing you at the meeting.



                                 Sincerely,


                                 ------------------------------------------
                                 George B. Kaiser, Chairman of the
                                 Board of Directors

                                 ------------------------------------------
                                 Stanley A. Lybarger, President and
                                 Chief Executive Officer

                           BOK FINANCIAL CORPORATION
                             BANK OF OKLAHOMA TOWER
                             TULSA, OKLAHOMA 74172

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1999


To Each Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders of BOK Financial Corporation, an Oklahoma corporation, will be held in the Williams Theatre, Williams Resource Center, Bank of Oklahoma Tower, Tulsa, Oklahoma on Tuesday, April 27, 1999, at 11:00 a.m. local time, for the following purposes:

         1. To fix the number of directors to be elected at twenty-seven (27) and to elect twenty-seven (27) persons as directors for a term of one year or until their successors have been elected and qualified; and,

         2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment or adjournments thereof.

         The meeting may be adjourned from time to time and, at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to shareholders unless required by the Bylaws.

         The holders of Common Stock of record at the close of business on March 12, 1999 shall be entitled to receive notice of, and to vote at, the Annual Meeting.

         We hope that you will be able to attend this meeting, but all shareholders, whether or not they expect to attend the meeting, are requested to complete, date and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. You may revoke your proxy at any time before the meeting (i) by delivering a written revocation or (ii) by attending the meeting and voting in person.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    FREDERIC DORWART, SECRETARY

DATE: MARCH 25, 1999

ALL OF THE SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN VOTE IN PERSON EVEN IF YOU HAVE RETURNED THE PROXY.

                           BOK FINANCIAL CORPORATION

                                PROXY STATEMENT

                           BOK FINANCIAL CORPORATION
                             BANK OF OKLAHOMA TOWER
                             TULSA, OKLAHOMA 74172

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 1999

         This Proxy Statement is furnished in connection with the Annual Meeting of Shareholders of BOK Financial Corporation (herein sometimes called "BOK Financial", "BOKF" or the "Company") to be held on Tuesday, April 27, 1999, at 11:00 a.m. local time in the Williams Theatre, Williams Resource Center, Bank of Oklahoma Tower, Tulsa, Oklahoma. This Proxy Statement will be mailed on or about March 25, 1999 to holders of record of Common Stock as of the close of business on March 12, 1999.

         The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the Company's Board of Directors and is revocable at any time prior to the exercise of the powers conferred thereby. The cost of soliciting the proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and by banks, brokerage houses and other institutions. Nominees or fiduciaries will be requested to forward the solicitation material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to their principals.

         Unless otherwise directed in the accompanying form of proxy, the persons named in the proxy will vote FOR the election of the twenty-seven (27) director nominees. As to any other business which may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other such business.

                                 ANNUAL REPORT

         The Company's Annual Report to Shareholders, covering the fiscal year ended December 31, 1998, including audited financial statements, is enclosed. No parts of the Annual Report are incorporated in this Proxy Statement or are deemed to be a part of the material for the solicitation of proxies.

                      VOTING SECURITIES AND REQUIRED VOTE

         The Board of Directors of the Company has fixed the close of business on March 12, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On March 1, 1999, the Company had outstanding approximately 45,100,440 shares of Common Stock entitled to vote. Each outstanding share of Common Stock entitles the holder to one vote. The presence in person or by proxy of the holders of one-third of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The vote of a majority of the shares present at the meeting, in person or by proxy, is necessary to elect directors. George B. Kaiser (herein sometimes called "Kaiser") currently owns approximately 78.6% of the outstanding Common Stock and plans to vote in person at the meeting.

                             ELECTION OF DIRECTORS

         Twenty-seven (27) persons have been nominated for election to the Board of Directors to serve until the next Annual Meeting or until their successors are elected and have been qualified. The twenty-seven (27) nominees consist of twenty-four (24) persons currently serving as directors of the Company and three (3) new nominees. If at the time of the Annual Meeting any of the nominees is unwilling or unable to serve, all proxies received will be voted in favor of the remainder of those nominated and for such substitute nominees, if any, as shall be designated by the Board and nominated by any of the proxies named in the enclosed proxy form. Management is unaware of any nominee who will decline or be unable to serve.

         There are no family relationships by blood, marriage or adoption between any director or executive officer of the Company and any other director or executive officer of the Company.

         Certain information concerning the nominees to the Board of Directors of the Company is set forth below based on information supplied by the nominees. All information is as of March 1, 1999. All references in this Proxy Statement to "BOk" or the "Bank" shall mean Bank of Oklahoma, National Association, the principal bank subsidiary of BOK Financial Corporation.

                                     PRINCIPAL OCCUPATION, BUSINESS                  FIRST YEAR
                                   EXPERIENCE DURING LAST 5 YEARS, AND                BECAME A
     NAME                AGE     DIRECTORSHIPS OF OTHER PUBLIC COMPANIES              DIRECTOR
     ----                ---     ----------------------------------------            -----------
W. Wayne Allen            63     Chairman, Chief Executive Officer and director          1992
                                 of Phillips Petroleum Company (diversified
                                 company primarily engaged in oil and gas
                                 exploration, production, refining and marketing
                                 and pipeline system operations domestically
                                 and internationally); previously, Member, Board
                                 of Directors of Federal Reserve Bank of Kansas
                                 City, 1993-1995.

C. Fred Ball, Jr.         54     President and Chief Executive Officer of BOKF           Nominee
                                 Financial's subsidiary, Bank of Texas, NA;
                                 responsible for Commercial Banking in Dallas area
                                 for BOKF; previously, Mr. Ball served as Vice
                                 President of Comerica Bank-Texas and later
                                 President of Comerica Securities, Inc. where he
                                 was employed from 1991 until joining Bank of
                                 Texas in 1997.

James E. Barnes           65     Retired Chairman of the Board, President and            1991
                                 Chief Executive Officer of MAPCO, Inc. which
                                 has merged with Williams, Inc. Mr. Barnes is
                                 also a director of Parker Drilling Co., Kansas
                                 City Southern Industries, Inc. and SBC
                                 Communications, Inc.

Sharon J. Bell            48     Attorney and Managing Partner, Rogers and Bell          1993
                                 (Tulsa, Oklahoma); Trustee and General
                                 Counsel, Chapman -McFarlin Interests; formerly
                                 a Director and President of Red River Oil
                                 Company (oil and gas exploration and
                                 development).

Luke R. Corbett           52     Chairman and Chief Executive Officer of Kerr-McGee      Nominee
                                 Corporation.

Robert H. Donaldson       55     Professor and former President, University of           1995
                                 Tulsa, Tulsa, Oklahoma.

William E. Durrett        68     Senior Chairman of the Board of American                1991
                                 Fidelity Corporation (insurance holding
                                 company), and American Fidelity Assurance
                                 Company (a registered investment advisor). Mr.
                                 Durrett is also a director of Oklahoma Gas &
                                 Electric Company and Chairman of the Board of
                                 Integris Health.

James O. Goodwin          59     Chief Executive Officer, The Oklahoma Eagle             1995
                                 Publishing Co.; Sole Proprietor, Goodwin &
                                 Goodwin Law Firm (Tulsa, Oklahoma).

V. Burns Hargis           53     Vice Chairman, BOK Financial and Bank of                1993
                                 Oklahoma and Director of BOSC; formerly,
                                 Attorney and of Counsel to the law firm of
                                 McAfee & Taft (Oklahoma City, Oklahoma).

Howard E. Janzen          45     President and Chief Executive Officer,                  1998
                                 Williams Communications, a subsidiary of
                                 Williams, Inc.

E. Carey Joullian, IV     38     President, Mustang Fuel Corporation and                 1995
                                 Subsidiaries; President and Manager, Joullian
                                 & Co., Inc.

George B. Kaiser          56     Chairman of the Board of BOK Financial and              1990
                                 BOk; President and principal owner of
                                 Kaiser-Francis Oil Company, an independent oil
                                 and gas exploration and production company,
                                 and Fountains Continuum of Care, Inc., a
                                 subsidiary of Kaiser-Francis, which holds
                                 interests in senior housing communities.


Robert J. LaFortune       72     Self-employed in investment and management of           1993
                                 personal financial holdings. Mr. LaFortune is
                                 also a director of Williams, Inc.

Philip C. Lauinger, Jr.   63     Chairman and Chief Executive Officer of                 1991
                                 Lauinger Publishing Company (investment and
                                 advisory services to business publishing
                                 industry); previously, Chairman of the Board
                                 and Chief Executive Officer of PennWell
                                 Publishing Co. (privately held magazine, book
                                 and technical journal publishing company).

Stanley A. Lybarger       49     President and Chief Executive Officer of BOK            1991
                                 Financial and BOk; previously President of BOk
                                 Oklahoma City Regional Office and Executive
                                 Vice President of BOk with responsibility for
                                 corporate banking.

Frank A. McPherson        65     Retired Chairman of the Board and Chief                 1996
                                 Executive Officer of Kerr-McGee Corporation
                                 (1983-1997); Member, Board of Directors of
                                 Kimberly-Clark Corporation, Conoco Inc.,
                                 Tri-Continental Corporation. Seligman Quality
                                 Fund, Inc., Seligman Select Municipal Fund,
                                 Inc., and Seligman Group of Mutual Funds. Mr.
                                 McPherson is also a former director of the
                                 Federal Reserve Bank of Kansas City.

Steven E. Moore           52     Chairman, President and Chief Executive                 1998
                                 Officer of OGE Energy Corp. which is the
                                 holding company for OG&E Electrical Services,
                                 Enogex Inc. and Origen, Inc.; Director,
                                 Oklahoma City Chamber of Commerce, Oklahoma
                                 State Chamber of Commerce, Edison Electric
                                 Institute.

J. Larry Nichols          56     President and Chief Executive Officer Devon             1997
                                 Energy Corporation; Director, Independent
                                 Petroleum Association of America, Domestic
                                 Petroleum Counsel; Smedvig ASA, CMI
                                 Corporation, Caribou Communications Company;
                                 Board of Governors, American Stock Exchange,
                                 L.L.C.

Ronald J. Norick          57     Controlling Manager, Norick Investments                Nominee
                                 Company, LLC. (family investment management);
                                 previously Mayor of Oklahoma City from 1987
                                 until 1998 and President of Norick Brothers,
                                 Inc. (automotive accounting systems) from 1981
                                 to

                                 1992; Director, Sport Haley, Inc., Oklahoma
                                 Medical Holdings, Ltd., Oklahoma City Chamber of Commerce; Executive Committee, Oklahoma
                                 City University.

Robert L. Parker, Sr.     75     Chairman and Director, Parker Drilling Co.             1991
                                 (oil and gas drilling contractor); Director,
                                 Weatherford-Enterra Corp., Clayton Williams
                                 Energy, Inc. and Norwest Bank of
                                 Texas-Kerrville.

James W. Pielsticker      60     President, Arrow Trucking Co.                          1996

E. C. Richards            49     Executive Vice President and Chief Operating           1997
                                 Officer for Sooner Pipe and Supply
                                 Corporation.

James A. Robinson         70     Self-employed in investment and management of          1993
                                 personal financial holdings and in ranching
                                 business.

L. Francis Rooney, III    45     Chairman of the Board and Chief Executive              1995
                                 Officer, Manhattan Construction Company.

David J. Tippeconnic      59     President, Chief Executive Officer and                 1998
                                 Director, CITGO Petroleum Corporation;
                                 Director, America Petroleum Institute, St.
                                 Francis Health Systems, Boy Scouts of America
                                 and Southdown, Inc.

Tom E. Turner             59     Chairman, Bank of Texas, N.A. Prior to joining         1998
                                 Bank of Texas, he served as Chairman and Chief
                                 Executive Officer of the First National Bank
                                 of Park Cities in Dallas, Texas, which was
                                 acquired by BOK Financial on February 12,
                                 1997. Mr. Turner had been the Chief Executive
                                 Officer of FNB Park Cities since 1984.

Robert L. Zemanek         49     President, Energy Delivery, Central & South            1994
                                 West Services; previously, President, Chief
                                 Executive Officer and Director, Public Service
                                 Company of Oklahoma (electric public utility);
                                 Director,Central and South West Service, Inc.
                                 (holding company), Ash Creek Mining Company,
                                 and University of Tulsa.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of March 1, 1999, the Company had 45,100,440 shares of Common Stock, $0.00006 par value, issued and outstanding. George B. Kaiser is the only shareholder known by BOK Financial to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock. The following table sets forth, as of March 1, 1999, the beneficial ownership of Common Stock of BOK Financial, by each director and nominee, the chief executive officer (Mr. Lybarger) and the four other executive officers named in the Summary Compensation Table appearing at page 12 below, and, as a group, all of such persons and other executive officers not named in the table.


NAME OF BENEFICIAL OWNER               AMOUNT AND NATURE OF (1)         PERCENT OF CLASS (2)
------------------------                 BENEFICIAL OWNERSHIP           --------------------
                                      -------------------------

W. Wayne Allen                                   3,650                               *
C. Fred Ball, Jr.                                2,540(3)                            *
James E. Barnes                                  2,698                               *
Sharon J. Bell                                  72,242(4)                            *
Luke R. Corbett                                    168                               *
Glenn A. Cox                                     6,464                               *
Robert H. Donaldson                                794                               *
William E. Durrett                             124,150(5)                            *
James O. Goodwin                                 2,310                               *
V. Burns Hargis                                  5,278(6)                            *
Eugene A. Harris                                56,991(7)                            *
Howard E. Janzen                                   244                               *
E. Carey Joullian, IV                            6,212(8)                            *
George B. Kaiser                            40,136,388                            78.6%
Robert J. LaFortune                            159,928                               *
Philip C. Lauinger, Jr.                          2,814                               *
Stanley A. Lybarger                            189,370(10)(11)                       *
Frank A. McPherson                               2,264                               *
Steven E. Moore                                    326                               *
J. Larry Nichols                                   552                               *
Ronald J. Norick                                     4                               *
Robert L. Parker, Sr.                            9,204(12)                           *
James W. Pielsticker                             1,748                               *
E. C. Richards                                   3,102                               *
James A. Robinson                               43,704                               *
L. Francis Rooney, III                         671,964(13)                         1.5%
Norman W. Smith                                 62,584(14)                           *
David J. Tippeconnic                               326                               *
Tom E. Turner                                    2,058(15)                           *
James A. White                                 108,256(16)                           *
Robert L. Zemanek                                2,456                               *
All directors, nominees and
executive officers as a group
(31 persons including the above)            41,680,789                            81.6%

*Less than one percent (1%)

(1) Except as otherwise indicated, all shares are beneficially owned and the sole investment and voting power is held by the person named. Share ownership has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

(2) All percentages are rounded to the nearest tenth, and are based upon the number of shares outstanding as of the date set forth above. For purposes of computing the percentage of the outstanding shares owned by the persons described in the table, any shares such persons are deemed to own by having a right to acquire such shares by exercise of an option are included, but shares acquirable by other persons by the exercise of stock options are not included.

(3) Excludes options to purchase 27,280 shares pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 26,000 shares pursuant to 1998 awards under the 1997 Stock Option Plan.

(4) Includes 2,410 shares owned by spouse. Also includes (i) 15,908 shares owned by the J. A. Chapman and Leta M. Chapman Trust (1949), of which Ms. Bell is individual trustee, and (ii) 18,400 shares owned by the Leta McFarlin Chapman Memorial Trust (1974), of which Ms. Bell is co-trustee.

(5) Includes 115,078 shares indirectly owned by American Fidelity Assurance Company, 485 shares indirectly owned by CPROP, INC., 174 shares indirectly owned by CELP, and 1,360 shares indirectly owned by CAMCO.

(6) Includes options to purchase 2,942 shares and excludes 17,658 granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 18,000 shares granted pursuant to the 1998 Awards under the BOKF 1997 Stock Options Plan.

(7) Includes options to purchase 10,236 shares and excludes options to purchase 3,412 shares of BOKF Common Stock granted pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 10,234 shares and excludes options to purchase 6,824 shares of BOKF Common Stock granted pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 9,646 shares and excludes options to purchase 9,648 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 7,024 shares and excludes options to purchase 9,368 shares granted pursuant to 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 5,620 shares and excludes options to purchase 14,048 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 2,728 and excludes options to purchase 16,368 shares granted pursuant to 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 15,000 shares granted pursuant to 1998 Awards under the BOKF 1998 Stock Option Plan.

(8) Includes 2,314 shares owned by Joullian & Co., Inc. Also includes 516 shares indirectly owned as trustee for E.C. Joullian V. 516 shares indirectly owned as trustee for Laura L. Joullian and 516 shares indirectly owned as trustee for Ann P. Joullian.

(9) Mr. Kaiser's address is P. O. Box 21468, Tulsa, OK 74121-1468. Includes 5,962,832 shares which Mr. Kaiser may acquire through conversion of 249,490,880 shares of BOK Financial Series A Preferred Stock. Shares of Series A Preferred Stock may be converted to Common Stock at any time at the option of the holder, at a ratio of 2.39 shares of Common Stock for each 100 shares of Series A Preferred Stock which has been adjusted to account for the two for one stock split which was issued February 22, 1999 and also gives effect to the 1 for 100 reverse stock split of Common Stock effected December 17, 1991 and the November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 19, 1997 and November 25, 1998 BOKF 3% Common Stock Dividends payable by the issuance of BOKF Common Stock.

(10) Includes 11,418 shares indirectly owned by Mr. Lybarger as Custodian for two minor daughters under the Uniform Gifts to Minors Act. Mr. Lybarger disclaims ownership of these 11,418 shares.

(11) Includes options to purchase 20,470 shares and excludes options to purchase 6,824 shares, of BOKF Common Stock pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 20,468 shares and excludes options to purchase 13,648 shares of BOKF Common Stock pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 24,118 shares and excludes options to purchase 24,118 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 23,416 shares and excludes options to purchase 31,222 shares granted pursuant to the 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 15,612 shares and excludes options to purchase 39,026 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 7,580 shares and excludes options to purchase 45,466 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 50,000 shares granted pursuant to the 1998 Awards under the 1997 Stock Option Plan.

(12) Includes 6,522 shares indirectly owned by Mr.Parker as Co-Trustee for the Robert L. Parker Trust dated February 10, 1967.

(13) Includes 179,192 shares owned by Rooney Brothers Company and 440 shares held in L.F. Rooney IRA.

(14) Includes options to purchase 6,824 shares and excludes options to purchase 3,412 shares of BOKF Common Stock pursuant to 1992 Awards under the BOKF 1992 Stock Option Plan; includes options to purchase 10,234 shares and excludes options to purchase 6,824 shares of BOKF Common Stock pursuant to 1993 Awards under the BOKF 1993 Stock Option Plan; includes options to purchase 9,646 shares and excludes options to purchase

          9,648 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 8,428 shares and excludes options to purchase 11,240 shares granted pursuant to 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 6,868 shares and excludes options to purchase 17,172 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 3,334 shares and excludes options to purchase 20,0006 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 20,000 shares granted pursuant to the 1998 Awards under the 1997 Stock Option Plan.

(15) Excludes options to purchase 6,000 shares granted pursuant to the 1998 Awards under the BOKF 1997 Stock Option Plan. Includes 972 shares held in the BOKF Thrift Plan.

(16) Includes options to purchase 7,164 shares and excludes options to purchase 2,388 shares of BOKF Common Stock pursuant to the 1992 Awards under the BOKF 1992 stock Option Plan; includes options to purchase 10,234 shares and excludes options to purchase 6,824 shares of BOKF Common Stock pursuant to the 1993 Awards under BOKF 1993 Stock Option Plan; includes options to purchase 9,646 shares and excludes options to purchase 9,648 shares of BOKF Common Stock granted pursuant to 1994 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 7,492 shares and excludes options to purchase 9,992 shares granted pursuant to 1995 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 5,932 shares and excludes options to purchase 14,830 shares granted pursuant to the 1996 Awards under the BOKF 1994 Stock Option Plan; includes options to purchase 2,880 shares; excludes options to purchase 17,278 shares granted pursuant to the 1997 Awards under the BOKF 1997 Stock Option Plan; excludes options to purchase 19,000 shares granted pursuant to the 1998 Awards under the 1997 Stock Option Plan; includes 6,084 shares which Mr. White may acquire through conversion of 254,560 shares of BOK Financial Series A Preferred Stock.

COMMITTEES; MEETINGS

         During 1998, the Board of Directors of BOK Financial had a standing Risk Oversight and Audit Committee comprised solely of outside directors. The Committee is responsible for recommending the selection of independent auditors and supervising internal auditors. The Committee also reviews the results of internal and independent audits and reviews accounting principles and practices. The Committee was responsible for fulfilling the trust audit requirements established by 12 CFR Section 9.9. The Committee consisted of Ms. Bell and Messrs. Cox, Graham, LaFortune, Lauinger, Lopez , McPherson (Chairman), Moore, and Tippeconnic. The Committee met five (5) times during 1998. The Risk Oversight & Audit Committee intends to meet at least five (5) times in 1999.

         The Board of Directors of BOK Financial does not have a standing nominating committee or compensation committee. The Board of Directors will consider recommendations of shareholders for director nominees, but there is no established procedure for such recommendations.

         The entire Board of Directors of BOK Financial met four (4) times during 1998. All directors of BOK Financial attended 75% of the aggregate of all meetings of the Board of Directors and committees on which they served, except Messrs. Allen, McPherson, Nichols, Pielsticker, and Richards, who were unable to attend 75% of the BOK Financial meetings due to business conflicts. Messrs. McPherson and Pielsticker did, however, attend eight of eleven BOk Board of Directors meetings and Messr. Richards attended seven of eleven BOk Board of Directors meetings. BOk is BOK Financial's principal operating subsidiary.

COMPENSATION OF DIRECTORS

         All non-officer directors of BOK Financial or BOk receive a retainer of $7,500 per year, payable quarterly in arrears in BOK Financial Common Stock in accordance with the BOKF Directors Stock Compensation Plan, whether serving on one or more of the boards of directors. All non-officer directors also are paid $250 for each board of directors or committee meeting attended, and no such fees for meetings not attended.

EXECUTIVE OFFICERS

         Certain information concerning the executive officers of BOK Financial, BOk, Bank of Arkansas, NA, and Bank of Texas, NA is set forth below:

         C. FRED BALL, JR., age 55, is President and CEO of the Bank of Texas and is responsible for Commercial Banking in the Dallas area. Before joining Bank of Texas in 1997, he was Executive Vice President of Comerica Bank-Texas and later President of Comerica Securities Inc.

         JEFFERY R. DUNN, age 36, is Chairman and President of Bank of Arkansas. Prior to becoming President of Bank of Arkansas, he served as Senior Vice President of Commercial Lending. He has been with Bank of Oklahoma for 10 years.

         PAUL M. ELVIR, age 58, is Executive Vice President and Manager of the BOk Operations and Technology Division. Mr. Elvir began working for BOk in July, 1997. Previously, Mr. Elvir was President of Liberty Payments Services, Inc. ("LPSI"), a subsidiary of Banc One Services Corporation. Prior to serving as President of LPSI, Mr. Elvir served as an Executive Vice President of Banc One Services Corporation.

         MARK W. FUNKE, age 43, President, BOk Oklahoma City and Commercial Banking Manager, Oklahoma City. Mr. Funke is also responsible for BOk's Business Banking Group, which manages BOk's statewide small business banking efforts and all of our Community Banking Offices. He joined BOk in 1984 as Vice President in the financial institutions department and was named to his current position in 1997. Before joining BOk, he was a commercial lender with Republic Bank in Houston for seven years.

         V. BURNS HARGIS, age 53, is Vice Chairman, BOK Financial and Bank of Oklahoma and Director of BOSC, Inc. Mr. Hargis joined BOk in November, 1997. Previously, Mr. Hargis was an attorney with the law firm of McAfee & Taft (Oklahoma City, Oklahoma).

         EUGENE A. HARRIS, age 56, is a director and Executive Vice President of BOk, Chief Credit Officer and Manager of the Credit Administration Division. Mr. Harris has been with BOk for 17 years.

         H. JAMES HOLLOMAN, age 47, is Executive President of BOk and Manager of the Trust Division. Before joining Bank of Oklahoma, he spent 12 years at First Union National Bank in Charlotte, NC. Mr. Holloman has been with Bank of Oklahoma since 1985.

         GEORGE B. KAISER, age 56, Chairman of the Board of BOK Financial and BOk; President and principal owner of Kaiser-Francis Oil Company, an independent oil and gas exploration and production company, and Fountains Continuum of Care, Inc., a subsidiary of Kaiser-Francis, and which holds interests in senior housing communities.

         DAVID L. LAUGHLIN, age 46, Senior Vice President, and President of the Mortgage Banking Division. He joined BOk in 1986 as the Secondary Marketing Manager, in charge of retail production and secondary marketing, and became President of Mortgage Banking in 1993. He has served two terms on the Fannie Mae Advisory Board and is a past President of the Oklahoma Mortgage Bankers' Association and the Tulsa Mortgage Bankers Association.
Mr. Laughlin has been with BOk for 12 years.

         STANLEY A. LYBARGER, age 49, President and Chief Executive Officer of both BOK Financial and BOk. Mr. Lybarger has been with BOk for 25 years. Previously, he was President of Bank of Oklahoma's Oklahoma City Regional Office and Executive Vice President of Bank of Oklahoma with responsibility for corporate banking.

         JOHN C. MORROW, age 43, is Senior Vice President and serves as Director of Financial Accounting and Reporting. He joined Bank of Oklahoma in 1993. He was previously with Ernst & Young, L.L.P. for 10 years.

         STEVEN E. NELL, age 37, is Senior Vice President and serves as Corporate Controller. He joined Bank of Oklahoma in 1992. He was previously with Ernst & Young, L.L.P. for 8 years.

         W. JEFFREY PICKRYL, age 47, is Executive Vice President responsible for Commercial Banking in Tulsa, as well as statewide energy and real estate lending. Before joining Bank of Oklahoma in 1997, he was president and Chief Credit Officer for Liberty Bancorp, Inc. where he worked for 14 years. He had previously worked at Arizona Bank in Phoenix.

         NORMAN W. SMITH, age 52, is Executive Vice President of BOk and Manager of the Consumer Banking Division. Mr. Smith has been with BOk since 1991. Previously, Mr. Smith was Senior Vice President, Retail Banking, Ameritrust Bank, Cleveland, Ohio.

         GREGORY K. SYMONS, age 46, is President of the Bank of Albuquerque and is responsible for commercial banking in New Mexico. He previously served as Bank of Oklahoma's Senior Vice President. Mr. Symons has been with BOk for 22 years.

         TOM E. TURNER, age 59, is Chairman, of the Bank of Texas, NA. Mr. Turner had previously served as Chairman and Chief Executive Officer of First National Bank of Park Cities, Dallas, Texas, which BOK Financial acquired on February 12, 1997. Mr. Turner had been the Chief Executive Officer of FNB Park Cities since 1984.

         JAMES A. WHITE, age 55, is a director of BOk and is Executive Vice President, Chief Financial Officer and Treasurer of BOK Financial and BOk. Mr. White became Chief Financial Officer of BOK Financial and BOk in 1992.

         CHARLES D. WILLIAMSON, age 52, is Executive Vice President of Capital Markets of BOk; Chairman, BOSC. Inc., Mr. Williamson has been with BOk for six years. Previously, Mr. Williamson was Manager of Investment Division, First Interstate Bank of Arizona; and Manager of Investment Division, First Interstate Bank of Oklahoma.

         All executive officers serve at the pleasure of the Board of Directors. Messrs. Hargis, Lybarger and Turner have employment agreements which are discussed below on pages 14 and 15.

                             EXECUTIVE COMPENSATION

         The following table sets forth summary information concerning the compensation of those persons who were, at December 31, 1998, (i) the Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company. These five officers are hereafter referred to collectively as the "Named Executive Officers."


                                            SUMMARY COMPENSATION TABLE(1)                        Long Term
                                                 Annual Compensation                              Awards(3)
                                     -----------------------------------------                ------------------
     Name and                                                  Other Annual      Options/         All Other
Principal Position           Year    Salary ($)   Bonus ($)   Compensation ($)    SARs(#)     Compensation($)(4)
------------------           ----    ----------   ---------   ----------------   --------     ------------------

Stanley A. Lybarger          1998    $ 350,000      90,000         318,971        50,000           16,319
President & Chief            1997      325,000      76,250         140,834        50,000           15,558
Executive Officer, BOK       1996      300,000      60,000          40,662        50,000           15,000
Financial and BOk

Eugene A. Harris             1998      186,500      20,000         142,575        15,000           20,000
Executive Vice               1997      186,500      40,250          54,346        18,540           18,400
President, Credit            1996      179,250      28,000          20,518        18,000           16,730
Administration, BOk

Norman W. Smith              1998      180,000      50,000         136,286        20,000           15,040
Executive Vice               1997      174,000      45,250          42,698        22,660           14,100
President, Consumer          1996      163,000      33,000          34,411        22,000           13,616
Banking, BOk

Tom E. Turner                1998      261,300      60,000          39,753(2)      6,000           19,200
Chairman,                    1997      261,300           0          36,139(2)          0           13,592
Bank of Texas

James A. White               1998      185,000      41,500         132,902        19,000           17,600
Executive Vice President     1997      174,000      40,250          48,385        19,570           16,640
and Chief Financial          1996      166,000      28,000           9,034        19,000           15,456
Officer, BOK Financial
and BOk


     (1) No Restricted Stock Awards or Long Term Incentive Plan payouts were made in 1996, 1997 or 1998 and therefore no columns are included for such items in the Summary Compensation Table. The Summary Compensation Table has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

     (2) Reflects deferred compensation to which Mr. Turner is entitled pursuant to a Defined Benefit Deferred Compensation and Salary Continuation Agreement between Mr. Turner and Bank of Texas.

     (3) After giving effect to November 18, 1993, November 17, 1994, November 27, 1995, November 27, 1996, November 19, 1997 and November 25,1998
          3% BOKF Common Stock Dividends Payable in Kind in BOKF Common Stock.

     (4) Amounts shown in this column are derived from the following: (i) Mr. Lybarger, $9,000, 1996; $9,600, 1997; $9,600, 1998 - Company payment to the defined benefit plan ("DBP"); $6,000, 1996; $5,958, 1997;
          $6,719, 1998 - Company matching contributions to 401(K) Thrift Plan ("DCP"); (ii) Mr. Harris, $11,250, 1996; $12,000, 1997; $12,000, 1998
          - DBP; $5,480, 1996; $6,400, 1997; $8,000, 1998 - DCP; (iii) Mr.
          Smith, $10,958, 1996; $10,500, 1997; $11,200, 1998 - DBP; $2,658,
          1996; $3,600, 1997; $3,840, 1998 - DCP; and (iv) Mr. Turner, $12,800,
          1997; $12,800, 1998; - DBP; $792.00, 1997; $6,400, 1998; - DCP; and
          (v) Mr. White $12,000 1996; $12,800, 1997; $12,800, 1998 - DBP;
          $3,456, 1996; $3,840, 1997; 4,800, 1998 - DCP.

          The following table sets forth certain information concerning stock options granted to the Named Executive Officers during the 1998 fiscal year.


                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR (1)

                                            % of Total
                                             Options/
                                               SARs
                                            Granted to
                                             Employees     Exercise or                    Grant Date
                            Options/SARs     in Fiscal     Base Price     Expiration       Present
Name                       Granted (#)(2)      Year         ($/Sh)(2)         Date        Value $(4)
----                       --------------   ----------     -----------    ----------     ------------
Stanley A. Lybarger            50,000          7.80%          22.05           (3)         $302,000.00

Eugene A. Harris               15,000          2.34%          22.05           (3)         $ 90,600.00

Norman W. Smith                20,000          3.12%          22.05           (3)         $120,800.00

Tom E. Turner                   6,000           .94%          22.05           (3)         $ 36,240.00

James A. White                 19,000          2.96%          22.05           (3)         $114,760.00

(1) The Options/SAR Grants in Last Fiscal Year table has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

(2)      Granted pursuant to 1998 Awards under BOKF 1997 Stock Option Plan.

(3) One-seventh of the options granted pursuant to 1998 Awards under the BOKF 1997 Stock Option Plan vest and become exercisable on December 3 of each year, commencing December 3, 1999. Vested options are exercisable only during the three year period commencing on the vesting date.

(4) Present value at date of grant is based on the Black-Scholes Option Pricing Model adopted for use in valuing executive stock options based on the following assumptions: 20% volatility factor; $22.05 underlying price; $22.05 option price; 5.0% risk free rate of return; and no dividends. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance the value realized by the named executive will be at or near the value estimated by the Black-Scholes Model.

         The following table sets forth certain information concerning the exercise of stock options by the Named Executive Officers during fiscal 1998 and the 1998 fiscal year-end value of unexercised options.

                       AGGREGATED OPTION/SAR EXERCISES IN
               LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES (2)

                                                                                                 Value of
                                                                         Number of              Unexercised
                                                                        Unexercised            In the Money
                                                                       Options/SARs            Options/SARs at
                                                                       at FY-End (#)            FY-End ($)(2)

                       Shares Acquired              Value              Exercisable/             Exercisable/
     Name              On Exercise (#)         Realized ($)(1)         Unexercisable            Unexercisable
     ----              ---------------         ---------------         -------------            -------------

Stanley A. Lybarger       21,684                 $318,928.78          11,664/210,304        1,513,782/1,861,005

Eugene A. Harris          10,036                  142,599.17           45,488/74,668             633,552/695,081

Norman W. Smith           10,038                  136,313.14           45,334/88,302             612,659/785,070

Tom E. Turner                  0                        0.00                 0/6,000                     0/9,075

James A. White             9,012                  132,902.04           43,348/79,960             591,628/706,251


(1) The Aggregated Option /SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values table have been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

(2) Values are calculated by subtracting the exercise or base price from the fair market value of the stock as of the exercise date or fiscal year-end, as appropriate.

        A perpetual employment agreement is in effect between BOk and Mr. Lybarger. Generally, the agreement provides that Mr. Lybarger will continue to be employed in his present position and at his current rate of compensation. BOk may terminate the employment agreement and be liable for termination benefits not to exceed regular compensation and benefit coverage for twelve months (with termination benefits to be reduced by the amount of compensation received by Mr. Lybarger from other sources during the seventh through twelfth months after termination). In the event of a change of control of BOk, as defined in the employment agreement, then Mr. Lybarger has the option, for a period of six months after the change of control, to resign and receive the same termination benefits as described in the preceding sentence in the event of termination by BOk.

        An employment agreement is in effect between Bank of Texas, NA and Mr. Turner. Generally, the agreement provides that Mr. Turner will be employed at Bank of Texas, NA for three years from February 12, 1997 at his existing level of compensation and that, upon termination of the agreement, Mr. Turner will not compete with Bank of Texas, NA in the Dallas-Ft. Worth area for an additional two years during which Mr. Turner will be paid one-half his base salary.

         An employment agreement is in effect between BOK Financial and Mr. Hargis. Generally, the agreement provides that Mr. Hargis will be employed by BOK Financial in the position of Vice Chairman for five years from December 1, 1997. BOK Financial may terminate the agreement without cause subject to payment of the agreed annual compensation and benefits for the remaining contract term.

                        REPORT ON EXECUTIVE COMPENSATION

         The Company does not have a formally designated compensation committee. Compensation of the executive officers other than Mr. Lybarger has in practice been determined by Mr. Lybarger, the President and Chief Executive Officer, and Mr. Kaiser, the Chairman of the Board. Messrs. Kaiser and Lybarger are directors of the Company and are herein sometimes referred to collectively as the "Informal Compensation Committee." The Company has compensated its executive and other officers through a combination of annual salary, bonuses, pension plans and stock options designed to attract and retain quality management and reward long term performance of the Company.

         With respect to the 1998 fiscal year, the compensation paid executive officers was based on the evaluation by the Informal Compensation Committee of the performance of the Company and the performance of the individual officer (except that the evaluation of and compensation of Mr. Lybarger was determined solely by Mr. Kaiser). The cash and noncash compensation awarded the executive officers was based on the performance of the Company in meeting the corporate goals established for business development, expansion of market coverage, financial achievement and other areas. The responsibility of each executive officer for the various established corporate goals and the performance in meeting those goals were considered in establishing executive compensation.

         The foregoing report on executive compensation is made by Messrs. Kaiser and Lybarger.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As stated above under "Report On Executive Compensation", the Company does not have a formally designated compensation committee and Messrs. Kaiser and Lybarger in practice determine compensation of the executive officers.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The BOKF Common Stock (with non-detachable rights to purchase fifteen additional BOKF Common shares at $0.054625 per share) was registered pursuant to the Securities Exchange Act of 1934 and listed for trading on NASDAQ on September 5, 1991. The BOKF shares traded with the rights attached through October 28, 1991. The BOKF shares traded ex-rights from and after the opening of trading on October 29, 1991. Set forth below is a line graph comparing the change in cumulative shareholder return on the Common Stock of BOK Financial against the cumulative total shareholder return of the NASDAQ Index, the NASDAQ Bank Index, and the KBW 50 Bank Index for the period commencing December 31, 1993 and ending December 31, 1998.


                     COMPARISON OF CUMULATIVE TOTAL RETURN

                                    [GRAPH]


                              12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
                              --------   --------   --------   --------   --------   --------
BOKF                            100.00   $  83.31   $  83.74   $ 119.53   $ 177.14   $ 221.73
NASDQ Bank Stocks               100.00   $  99.64   $ 148.38   $ 195.91   $ 328.02   $ 324.90
KBW 50 Bank                     100.00   $  94.90   $ 151.99   $ 215.00   $ 314.32   $ 340.34
NASDQ (CRSP U.S. Company)       100.00   $  97.75   $ 138.26   $ 170.01   $ 208.58   $ 293.21


* Graph assumes value of an investment in the Company's Common Stock for each index was $100 on December 31, 1993. The KBW 50 Bank index is the Keefe, Bruyette & Woods, Inc. index, which is available only for calendar quarter end periods. No dividends were paid on BOK Financial Common Stock except (i) on November 18, 1993, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 9, 1993 payable in kind by the issuance of BOK Financial Stock, (ii) on November 17, 1994, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 8, 1994 payable in kind by the issuance of BOK Financial Common Stock, (iii) on November 27, 1995, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 17, 1995 payable in kind by the issuance of BOK Financial Common Stock,

         (iv) on November 27, 1996, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 18, 1996 payable in kind by the issuance of BOK Financial Common Stock, (v) on November 19, 1997, the Company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 19, 1997, payable in kind by the issuance of BOK Financial Common Stock, and (vi) on November 25, 1998, the company paid a 3% dividend on BOK Financial Common Stock outstanding as of November 25, 1998. The graph has been adjusted to reflect a two-for-one Common Stock split in the form of a 100% stock dividend paid on February 22, 1999.

                               INSIDER REPORTING

         Except as noted below, all directors, officers and principal shareholders of the Company timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934 during 1998 and the subsequent period through the date of this Proxy Statement. In preparing this report, the Company has relied on forms and representations submitted to the Company, as permitted by the regulations of the United States Securities and Exchange Commission.

                              CERTAIN TRANSACTIONS

         Certain principal shareholders, directors of the Company and their associates were customers of and had loan transactions with BOK Financial or its subsidiaries during 1998. None of them currently outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and
(iii) did not involve more than normal risk of collectibility or present other unfavorable features at the time the loans were made.

         BOK Financial has purchased limited partnership interests in an Oklahoma limited partnership of which KFOC is the general partner. The limited partnership has acquired certain producing oil and gas properties from KFOC for an aggregate purchase price of approximately $55.2 million, with approximately ninety percent (90%) of the purchase price being financed on a non-recourse basis by KFOC over a period of years. BOK Financial owns 95% of the partnership until all acquisition debt is paid and 5% thereafter. During April 1991, BOk sold to Kaiser and related business entities certain loans, repossessed real estate and the rights to future recoveries on certain charge-offs. Recoveries collected by BOk and paid to Kaiser were $3.2 million, $0.8 million, $3.3 million, $1.4 million, $2.4 million and $4.0 million for 1998, 1997, 1996, 1995, 1994, and 1993 respectively. BOk leases office space in office buildings owned by Mr. Kaiser and affiliates.

         All transactions described above between BOKF or a subsidiary and Kaiser or a related entity were approved in advance by a majority of the entire board of BOk (Mr. Kaiser not voting) after review by the Chief Financial Officer.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ernst & Young LLP, independent public accountants, has been reappointed by the Board of Directors of the Company as independent auditors for the Company to examine and report on its financial statements for 1999. Ernst & Young LLP have been auditors of the accounts of the Company since its inception on October 24, 1990. Representatives of Ernst & Young LLP are expected to be present at the Shareholders' Annual Meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.


                           PROPOSALS OF SHAREHOLDERS

         The Board of Directors will consider proposals of shareholders intended to be presented for action at the Annual Meeting of Shareholders. According to the rules of the Securities and Exchange Commission, such proposals shall be included in the Company's Proxy Statement if they are received in a timely manner and if certain other requirements are met. For a shareholder proposal to be included in the Company's Proxy Statement relating to the 1999 Annual Shareholders' Meeting, a written proposal complying with the requirements established by the Securities and Exchange Commission must be received at the Company's principal executive offices, located at Bank of Oklahoma Tower, Tulsa, Oklahoma 74172, no later than December 17, 1999.


                                 OTHER MATTERS

         Management does not know of any matters to be presented for action at the meeting other than those listed in the Notice of Meeting and referred to herein. If any other matters properly come before the meeting, it is intended that the Proxy solicited hereby will be voted in accordance with the recommendations of the Board of Directors.


         COPIES OF THE ANNUAL REPORT ON FORM 10-K AND OTHER DISCLOSURE STATEMENTS FOR BOK FINANCIAL CORPORATION MAY BE OBTAINED WITHOUT CHARGE TO THE SHAREHOLDERS BY WRITING TO THE CHIEF FINANCIAL OFFICER, BOK FINANCIAL CORPORATION, P. O. BOX 2300, TULSA, OKLAHOMA 74192, OR VIA E-MAIL THROUGH THE BOKF WEB SITE LOCATED AT HTTP://WWW.BOKF.COM.

                                     PROXY
                           BOK FINANCIAL CORPORATION
                                 P.O. Box 2300
                             Bank of Oklahoma Tower
                             Tulsa, Oklahoma 74192

      The undersigned hereby appoints Frederic Dorwart and Tamara R. Wagman as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of BOK Financial Corporation held of record by the undersigned on March 12, 1999, at the annual meeting of shareholders to be held on April 27, 1999 or any adjournment thereof.

      This proxy when property executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for all nominees listed.

                                (Continued, and to be signed on the other side.)




                                BOK  FINANCIAL CORPORATION
                                P.O. Box 11386
                                NEW YORK, N.Y. 10200-0284

     The Annual Meeting of Shareholders will be held in the Williams Theatre, Williams Resource Center, Bank of Oklahoma Tower, Tulsa, Oklahoma, on April 27, 1999 at 11 a.m. The map below shows the location of the BOk Tower and convenient parking. Please present your parking ticket at the registration table for free parking.



                                     [MAP]


                             DETACH PROXY CARD HERE


1. ELECTION OF DIRECTORS      FOR all nominees         WITHHOLD AUTHORITY to vote           EXCEPTIONS
                              listed below             for all nominees listed below.

Nominees: W. Wayne Allen, C. Fred Ball, Jr., James E. Barnes, Sharon J. Bell, Luke R. Corbett, Glenn A. Cox,
Robert H. Donaldson, William E. Durrett, James O. Goodwin, V. Burns Hargis, Eugene A. Harris, Howard E. Janzen,
E. Carey Joullian, IV, George B. Kaiser, Robert J. LaFortune, Philip C. Lauinger, Jr., Stanley A. Lybarger,
Frank A. McPherson, Steven E. Moore, J. Larry Nichols, Ronald J. Norick, Robert L. Parker, Sr., James W. Pielsticker,
E. C. Richards, James A. Robinson, L. Francis Rooney, III, Norman W. Smith, David J. Tippeconnic, Tom E. Turner,
James A. White, Robert L. Zemanek
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE
THAT NOMINEES'S NAME IN THE SPACE PROVIDED BELOW).
Exceptions
          -----------------------------------------------------------------------------------------------------------

2. In their discretion the Proxies are authorized                PLEASE DETACH HERE
   to vote upon such other business as may properly              You Must Detach This Portion of the Proxy
   come before the meeting.                                      Card Before Returning in the Enclosed Envelope



                                                                                       CHANGE OF ADDRESS AND
                                                                                       OR COMMENTS MARK HERE

                                                                          Please sign exactly as name appears hereon.
                                                                          When shares are held by joint tenants, both should
                                                                          sign. When signing as attorney, as executor,
                                                                          administrator, trustee, or guardian, please give
                                                                          full title as such. If a corporation, please sign
                                                                          in full corporate name by President or other
                                                                          authorized officer.

                                                                          DATED:_____________________________________, 1999


                                                                          -------------------------------------------------
                                                                                              Signature

                                                                          -------------------------------------------------
                                                                                (Additional signature if held jointly)

                                                                           VOTE MUST BE INDICATED [X] IN BLACK OR BLUE INK.


Please Mark, Sign, Date and Return the Proxy Promptly Using the Enclosed Envelope